EXHIBIT 10.23


                                        GUPTA Agreement No. 00-OEM-7991 -INVU-01




                              Amendment Number One
                                     to the
                         Limited Manufacturing Agreement
                                     between
                        Gupta Technologies, LLC ("GUPTA")
                                       and
                       Invu Services Limited ("Licensee")


         WHEREAS GUPTA and Licensee have previously entered into a Limited Manufacturing Agreement effective September 30th, 2000 ("the Agreement");

         WHEREAS GUPTA and Licensee desire to modify the terms and conditions of the Agreement and the Agreement by way of this Amendment One ("the Amendment");

         NOW, THEREFORE, GUPTA and Licensee agree as follows:

1. Conflicts, Use of Terms: In the event of conflict between the terms and conditions of the Agreement and the terms and conditions of this Amendment, the terms and conditions of this Amendment will hold. The headings used in this Amendment are included for convenience only and are not to be used in construing or interpreting the Agreement. Terms used herein shall, unless otherwise specified below, have the same meaning as found in the Agreement.

2. Transfer of the contract to GUPTA: LICENSEE hereby acknowledges that Centura Software Limited is no longer the licensor of this amended contract. All rights and obligations out of the contract belong to Gupta Technologies, LLC. At all times the term "Centura" or "CENTURA" as found in the Agreement and this Amendment, shall be taken to refer to Gupta Technologies, LLC ("GUPTA").

3. Modification to Item 3 SP ("Effective Date") of the Agreement: The term of the Agreement is hereby changed as follows: The Effective Date will be December 21st, 2001.

4. Modification to Item 4 SP ("Termination Date") of the Agreement: The term of the Agreement is hereby changed as follows: The Agreement will now terminate on December 31st, 2004, subject to Item 9 below.

5. Modification of Item 5 SP ("Programs") of the Agreement: Upon execution of this Amendment the following Programs will be provided to the LICENSEE;

          i) SQLBase Desktop (all commercially available machine packs, as of the date of execution of the Amendment), Version 7.6.1
          ii) SQLBase Server (all commercially available user levels, as of the date of execution of the Amendment), Version 7.6.1

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          iii) SQLBase Desktop CenturaGarde (all commercially  available machine packs,  as of the date of  execution of the  Amendment),  Version
               7.6.1
          iv) SQLBase Server CenturaGarde (all commercially available user levels, as of the date of execution of the Amendment), Version 7.6.1

6. Modification of Item 6 (a) SP ("Payment") of the Agreement: Upon execution of this Amendment and in consideration for the rights granted in Section 2 GTC and in consideration for the GLS to be provided to LICENSEE as specified in Item 9(a) SP of the Agreement, LICENSEE irrevocably agrees to pay to GUPTA the non-contingent, nonrefundable payment of (pound)438,000 (four hundred and thirty-eight thousand Pounds Sterling). This sum is due and payable and shall be remitted as follows:

         (a)(pound) 20,000 are due latest January 31st, 2002
         (b)(pound) 30,000 are due latest March 15th, 2002
         (c)(pound) 30,000 are due latest June 15th, 2002
         (d)(pound) 30,000 are due latest September 15th, 2002
         (e)(pound) 40,000 are due latest December 15th, 2002
         (f)(pound) 40,000 are due latest March 15th, 2003
         (g)(pound) 29,000 are due latest June 15th, 2003
         (h)(pound) 47,000 are due latest September 15th, 2003
         (i)(pound) 43,000 are due latest December 15th, 2003
         (j)(pound) 43,000 are due latest March 15th, 2004
         (k)(pound) 43,000 are due latest June 15th, 2004
         (1)(pound) 43,000 are due latest September 15th, 2004

CENTURA will provide LICENSEE with a single master copy of each of the Programs, from which the authorized copies can be reproduced.

7. Right to terminate the contract for LICENSEE: After June 15th, 2003 and provided all payments as stated in Item 6 above are received by GUPTA, LICENSEE has the right to terminate the Amendment with 3 months written notice effective June 30th, 2003. After the termination of the Amendment LICENSEE has no obligation to remit the payments (h) to (1) as mentioned in Item 6 above and GUPTA has no obligations to provide GLS to LICENSEE.

8. Modification of Item 7 SP ("License Fees") of the Agreement: Upon execution of this Amendment Item 7 SP of the Agreement is cancelled and replaced by the following: 'The payment of (pound)438,000 as specified in Item 6 above shall be considered payment in full for LICENSEE's right to reproduce and distribute
copies  of  the  Programs  to  a  limited   number  of  150,000  PC  Workstation
Connections.

If the Amendment is terminated effective June 30th, 2003 the payment of (pound)219,000 as specified in Item 6 (a) to (g) above shall be considered payment in full for LICENSEE's right to reproduce and distribute copies of the Programs to a limited number of 75,000 PC Workstation Connections.

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For purposes of this Amendment a "PC Workstation  Connection"  shall mean any PC
Workstation or Server, (i) on which any Program (or component thereof) is manufactured and distributed by LICENSEE and/or (ii) which has access to or connects to any Program manufactured and/or distributed by LICENSEE, subject to the terms of this Agreement.'

9. Right to reproduce and distribute copies of the Programs: If at the "Termination Date" LICENSEE has not made the limited number of copies as mentioned in Item 8 above, the right to reproduce and distribute copies of the Programs will be given to LICENSEE by GUPTA till LICENSEE meets the maximum number of copies. After the "Termination Date" LICENSEE must enter into a separate contract for GLS. There is no guarantee for conditions or prices for this separate GLS contract given by GUPTA with the execution of this Amendment.

10. Modification of Item 9 (a) SP ("GLS") of the Agreement: Upon execution of this Amendment Item 9 (a) SP of the Agreement is modified as follows: 'The GLS Period will start December 21st, 2001 and end December 31st, 2004.'

11. Deletion of Item 9 (b) SP ("Reporting") of the Agreement: Effective upon the Execution of this Amendment, Item 9 (b) SP of Agreement is hereby deleted.

12.  Deletion of Item 9 (c) SP ("CLS Fees Upon  Expiration of the Agreement") of
Amendment: Effective upon the Execution of this Amendment, Item 9 (c) SP of the Agreement is hereby deleted.

13. No Other Modification: Other than as provided in this above, the terms and conditions of the Agreement remain unchanged and in full force and effect.




         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed the later of the below dates.



LICENSEE:                                      GUPTA:

Signature:                                     Signature:
          --------------------------------              ------------------------

Name:                                          Name:
     -------------------------------------          ----------------------------

Title:                                         Title:
      ------------------------------------           ---------------------------

Date:                                          Date:
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